                                                                   EXHIBIT 10.19

              AMENDMENT NO. 2 TO DEFERRED COMPENSATION AGREEMENT
                              DATED MAY 24, 1977


     THIS AGREEMENT (the "Second Amendment") is made and entered into this 10th
                                                                           ----
day of March, 1992, by and between KEVCO, INC., a Texas corporation (the "Company") and CLYDE A. REED, JR. (the "Employee");

                             W I T N E S S E T H:

     WHEREAS, the Company and Employee entered into a Deferred Compensation Agreement (the "Agreement") on May 24, 1977; and

     WHEREAS, the Company and Employee entered into an Amendment No. 1 to the Agreement in May, 1980 (the "First Amendment"); and

     WHEREAS, the Company and Employee again desire to amend the Agreement as hereinafter provided;

     NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto have agreed and do hereby agree as follows:

     1. All references in the Agreement to "60 years" are hereby changed to mean "65 years."

     2. Anything in the Agreement or any amendment thereto to the contrary notwithstanding, if Employee is still in the employ of the Company when he attains the age of 65 years, the Employee shall retire from his employ with the Company immediately upon the attainment of such age, which retirement shall be a condition precedent to Employee's right to any deferred compensation or other benefits pursuant to the Agreement or any amendment or schedule thereto.

     3. In all other respects the Agreement as amended by the First Amendment and this Second Amendment shall remain in full force and effect and unimpaired.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to the Agreement in multiple copies on the day and year first above written.

                                             COMPANY:

                                             KEVCO, INC.

                                             BY /s/ Jerry E. Kimmel
                                               ---------------------------------
                                                  Its  President
                                                      --------------------------
                                             2501 Parkview Drive - Suite 560
                                             Fort Worth, TX 76102

                                             EMPLOYEE:


                                             /s/ Clyde A. Reed, Jr.
                                             -----------------------------------
                                             CLYDE A. REED, JR.
                                             6 County Club Court
                                             Arlington, TX 76013

                          SCHEDULE TO BE ATTACHED TO
                        DEFERRED COMPENSATION AGREEMENT
                  BETWEEN KEVCO, INC. AND CLYDE A. REED, JR.
                  ------------------------------------------


     It is hereby agreed that the following changes have been made with respect to the Deferred Compensation Agreement between the Employee and the Company effective as of the date indicated below:

                    Lump Sum Cash      Face Amount of
                    Payment to be      Life Insurance
                     Received by       Policies Owned
                       Employee        by the Company
Annual Deferred        Pursuant        on the Life of
  Compensation          to the            Employee         Initials
  Pursuant to         Provisions         Pursuant to          of
 Paragraph 1(a)     of Paragraph 2      the Terms of       Officer      Initials
     of the             of the         Paragraph 5 of         of           of        Effective
   Agreement          Agreement        the  Agreement      Company      Employee       Date
- ---------------     --------------     --------------      -------      --------     ---------
                    See Revised
    $45,000         Schedule Below        $439,938           JEK          CAR         2/14/85
- ---------------     --------------     --------------      -------      --------     --------

                    See Revised
    $55,000         Schedule Below        $514,938           JEK          CAR         5/12/88
- ---------------     --------------     --------------      -------      --------     --------

                    See Revised
    $55,0000        Schedule Below        $553,815           JEK          CAR         3/10/92
- ---------------     --------------     --------------      -------      --------     --------

                                  CLYDE REED

                              TERMINATION VALUES
                      (End of Year At Policy Anniversary

             Conn. Mutual      Conn. Mutual       Conn. Mutual       Conn. Mutual
              #3,431,691        #3,813,383        #4,418,813         #4,741,987
     Year   03-28-77 (1)(3)   04-16-80 (2)(3)   02-14-85 (2)(3)    02-09-88 (1)(3)     Total
     ----   ---------------   ---------------   ---------------    ---------------   ---------
     1992   $  75,031         $  57,772         $  10,189          $   4,571         $  147,563
     1993      80,718            65,895            12,564                6,270          165,447
     1994      86,410            74,689            14,885                7,998          183,982
     1995      92,108            84,234            17,374                9,755          203,471
     1996      97,792            94,555            20,045               11,540          223,932


     1997      103,460          105,740            22,916               13,349          245,465
     1998      109,101          117,877            25,987               15,176          268,141
     1999      114,709          131,044            29,278               17,017          292,048
     2000      120,272          145,321            32,800               18,865          317,258
     2001      125,775          156,827            36,562               20,717          339,881

     2002      131,205          169,147            40,587               22,574          363,513
     2003      136,543          182,430            44,884               24,438          388,295
     2004      141,774          186,720            49,478               26,309          414,281
     2005      146,885          211,996            54,384               28,189          441,454
     2006      151,877          228,382            59,623               30,069          469,951

     (1)  Dividends applied to reduce the premium.
     (2)  Includes dividends.
     (3)  Variable loan rate.

     Dividends are based on the current scale and are neither guarantees nor estimates for the future.